Commonwealth of Pennsylvania
                              Department of State
              To All to Whom These Presents Shall Come, Greeting:

         Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P.L. 364, as amended, the Department of State is authorized and required to issue a

                            CERTIFICATE OF AMENDMENT

evidencing the amendment and restatement of the Articles of Incorporation in their entirety of a business corporation organized under or subject to the provisions of that Law; and

         Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                     PENNSYLVANIA MANUFACTURERS CORPORATION

         Henceforth The "Articles," as defined in Article I of the Business Corporation Law, shall not include any prior documents;

         Therefore, Know Ye, That subject to the Constitution of this Commonwealth and under authority of the Business Corporation Law, I do by these presents, which I have caused to be Sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

         Given under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 7th day of May in the year of our Lord one thousand nine hundred and eighty seven and of the Commonwealth the two hundred eleventh,


/s/ James J. Hagerty
-----------------------------
Secretary of the Commonwealth

                          COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE
                               CORPORATION BUREAU


APPLICANT'S ACCT. NO.                          Filed this day of May 07 1987
DSCB: BCL-806 (REV. 8-72)                      Commonwealth of Pennsylvania
                                               Department of State
                                               /s/ James J. Hagerty
                                               Secretary of the Commonwealth
                                                 (Box for Certification)

Articles of
Amendment--
Domestic Business Corporation


In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P.L.364) (15 P.S. SS.1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1. The name of the corporation is:

   Pennsylvania Manufacturers Corporation


2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

                             1021 West Eighth Avenue
                             -----------------------
                                (NUMBER) (STREET)

     King of Prussia                   Pennsylvania               19406
     --------------------------------------------------------------------
        (CITY)                                                  (ZIP CODE)


3. The statute by or under which it was incorporated is:

   Act of May 5, 1933, P.L. 364, as amended

4. The date of its incorporation is: February 23, 1982

5. (Check, and if appropriate, complete one of the following):

   /X/ The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

   Time: The 27th day of April, 1987

   Place: 925 Chestnut Street, Philadelphia, PA

   Kind and period of notice Written notice (Proxy Statement); 30 days

   / / The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6. At the time of the action of shareholders:

   (a) The total number of shares outstanding was:
       797,476 shares

   (b) The number of shares entitled to vote was:
       797,476 shares

7. In the action taken by the shareholders:

   (a) The number of shares voted in favor of the amendment was:
       699,557 shares

   (b) The number of shares voted against the amendment was:
       -0 against; 10,000 abstained

8. The amendment adopted by the shareholders, set forth in full, is as follows:

   See Exhibit A attached and incorporated by reference herein for the text of the Amended and Restated Articles of Incorporation of the Corporation.


IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 27th day of April, 1987.

                                         PENNSYLVANIA MANUFACTURERS CORPORATION
                                         --------------------------------------
                                               (NAME OF CORPORATION)
Attest:

By: /s/ David L. Johnson                  By: /s/ Frederick W. Anton
    -------------------------------           ---------------------------------
          (SIGNATURE)                                   (SIGNATURE)

David L. Johnson, Secretary               Frederick W. Anton, III, President
-----------------------------------       -------------------------------------
     (TITLE; SECRETARY,                             (TITLE; PRESIDENT,
 ASSISTANT SECRETARY, ETC.)                        VICE PRESIDENT, ETC.)


(CORPORATE SEAL)


INSTRUCTIONS FOR COMPLETION OF FORM

A. Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB: 17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

B. Any necessary governmental approvals shall accompany this form.

C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

F. BCL Section 807 (15 P.S. Section 1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proof of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                                   EXHIBIT A

     RESOLVED that, the Articles of Incorporation of Pennsylvania Manufacturers Corporation shall be amended and restated in their entirety as follows:

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

     1. The name of the Corporation is Pennsylvania Manufacturers Corporation.

     2. The location and post office address of the registered office of the Corporation in this Commonwealth is 1021 West Eighth Avenue, King of Prussia, Pennsylvania 19406.

     3. The Corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes: The Corporation shall have unlimited power to engage in and to do any or all lawful business for which corporations may be incorporated under the Act of Assembly approved May 5, 1933, P.S. 364, as amended, under which Act the Corporation is incorporated, including, without limitation of the foregoing, the power to manufacture, buy, sell, trade and generally deal in products, merchandise, goods and articles of any kind and description whatsoever.

     4. The term for which the Corporation is to exist is perpetual.

     5. The aggregate number of shares which the Corporation shall have the authority to issue is: Two Million (2,000,000) shares of Common Stock, $5.00 par value per share (the "Common Stock"), and Two Million (2,000,000) shares of Class A Common Stock, $5.00 par value per share (the "Class A Common Stock").

     A. Voting Rights and Powers. Except as otherwise required by the Pennsylvania Business Corporation Law or as otherwise provided in these Articles of Incorporation or the By-laws of the Corporation, with respect to all matters upon which shareholders are entitled to vote or to which shareholders are entitled to give consent, the holders of the outstanding shares of the Common Stock and the holders of any outstanding shares of the Class A Common Stock shall vote together without regard to class, and every holder of the outstanding shares of the Common Stock shall be entitled to cast thereon ten (10) votes in person or by proxy for each share of the Common Stock standing in his name, and every holder of any outstanding shares of the Class A Common Stock shall be entitled to cast thereon one (1) vote in person or by proxy for each share of the Class A Common Stock standing in his name. In all elections for directors, each shareholder is entitled to cumulate his votes. With respect to any proposed amendment to these Articles of Incorporation which would increase or decrease the number of authorized shares of either the Common Stock or the Class A Common Stock, increase or decrease the par value of the shares of the Common Stock or the Class A Common Stock, or alter or change the powers, preferences, relative voting power or special rights of the shares of the Common Stock or the Class A Common Stock so as to affect it adversely, the approval of a majority of the votes entitled to be cast by the holders of the class affected by the proposed amendment, voting separately as a class, shall be obtained in addition to the approval of a majority of the votes entitled to be cast by the holders of the Common Stock and the Class A Common Stock voting together without regard to class as hereinbefore provided.

     B. Dividends and Distributions.

     (a) Cash Dividends. At any time shares of the Class A Common Stock are outstanding, as and when cash dividends may be declared by the Board of Directors, the cash dividend payable on shares of the Class A Common Stock shall in all cases be at least ten percent (10%) higher on a per share basis than the cash dividend payable on shares of the Common Stock.

     (b) Other Dividends and Distributions. Each share of the Common Stock and each share of the Class A Common Stock shall be equal in respect of rights to dividends (other than cash) and distributions, when and as declared, in the form of stock or other property of the Corporation, except that in the case of dividends or other distributions payable in stock of the Corporation, including distributions pursuant to stock split-ups or divisions, which occur after the date shares of the Class A Common Stock are first issued by the Corporation, only shares of the Common Stock shall be distributed with respect to the Common Stock and only shares of Class A Common Stock shall be distributed with respect to Class A Common Stock.

     C. Other Rights. Except as otherwise required by the Pennsylvania Business Corporation Law or as otherwise provided in these Articles of Incorporation, each share of the Common Stock and each share of Class A Common Stock shall have identical powers, preferences and rights, including rights in liquidation.

     D. Conversion of the Common Stock. Each share of Common Stock may at any time be converted at the election of the holder thereof into one fully paid and nonassessable share of Class A Common Stock. Any holder of shares of Common Stock may elect to convert any or all of such shares at one time or at various times in such holder's discretion. Such right shall be exercised by the surrender of the certificate representing each share of Common Stock to be converted to the agent for the registration for transfer of shares of Common Stock at its office, or to the Corporation at its principal executive offices, accompanied by a written notice of the election by the holder thereof to convert and (if so required by the transfer agent or by the Corporation) by instruments of transfer, in form satisfactory to the transfer agent and to the Corporation, duly executed by such holder of his duly authorized attorney. The issuance of a certificate or certificates for shares of Class A Common Stock upon conversion of shares of Common Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate or certificates is or are to be issued in a name other than that of the holder of the share or shares of Common Stock converted, the person or persons requesting the issuance thereof shall pay to the transfer agent or to the Corporation the amount of any tax which may be payable in respect of any such transfer, or shall establish to the satisfaction of the transfer agent or of the Corporation that such tax has been paid. As promptly as practicable after the surrender for conversion of a certificate or certificates representing shares of Common Stock and the payment of any tax as hereinbefore provided, the Corporation will deliver or cause to be delivered at the office of the transfer agent to, or upon the written order of, the holder of such certificate or certificates, a certificate or certificates representing the number of shares of Class A Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. Such conversion shall be irrevocable and shall be deemed to have been made immediately prior to the close of business on the date of the surrender of the certificate or certificates representing shares of Common Stock (if on such date the transfer books of the Corporation shall be closed, then immediately prior to the close of business on the first date thereafter that said books shall be open), and all rights of such holder arising from ownership of such shares of Common Stock shall cease at such time, and the person or persons in whose name or names the certificate or certificates representing shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock at such time and shall have and may exercise all the rights and powers appertaining thereto. No adjustments in respect of past cash dividends shall be made upon the conversion of any share of Common Stock; provided, however, that if any shares of Common Stock shall be converted subsequent to the record date for the payment of a cash or stock dividend or other distribution on shares of Common Stock but prior to such payment, the registered holder of such shares at the close of business on such record date shall be entitled to receive the cash or stock dividend or the distribution payable to holders of the Common Stock. The Corporation shall at all times reserve and keep available, solely for the purpose of issue upon conversion of outstanding shares of Common Stock, such number of shares of Class A Common Stock as may be issuable upon the conversion of all such outstanding shares of Common Stock, provided, the Corporation may deliver shares of Class A Common Stock which are held in the treasury of the Corporation for shares of Common Stock to be converted. If any shares of Class A Common Stock require registration with or approval of any governmental authority under any federal or state law before such shares of Class A Common Stock may be issued upon conversion, the Corporation will cause such shares to be duly registered or approved, as the case may be. All shares of Class A Common Stock which may be issued upon conversion of shares of Common Stock will, upon issue, be fully paid and nonassessable.

     6. Except with respect to shares, rights, options and other securities of the Corporation that are issued or granted in connection with any stock purchase plan, stock option plan or other similar benefit plan that has been approved by the holders of a majority of the Corporation's outstanding Common Stock, the holders of Common Stock of the Corporation shall be entitled, as such, as a matter of right, to subscribe for and to purchase any part of any new or additional issue of Common Stock, any rights or options to purchase Common Stock, or any securities convertible into, exchangeable for or carrying rights or options to purchase Common Stock, whether now or hereafter authorized, but only in those instances in which such shares of Common Stock, rights or options to purchase Common Stock are issued for a consideration consisting solely of money. In the event of the issuance of such shares or other securities solely for money, the preemptive right herein granted shall only be an opportunity to acquire such shares or other securities under such terms and conditions as the Board of Directors shall fix. The preemptive right herein granted shall not apply in any respect to the Corporation's Class A Common Stock, and holders of such Class A Common Stock, as such, shall have no preemptive rights.

                          Commonwealth of Pennsylvania
                              Department of State
              To All to Whom These Presents Shall Come, Greeting:

         Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P.L. 364, as amended, the Department of State is authorized and required to issue a

                            CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law; and

         Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                     PENNSYLVANIA MANUFACTURERS CORPORATION

         Therefore, Know Ye, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

         Given under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 27th day of April in the year of our Lord one thousand nine hundred and eighty eight and of the Commonwealth the two hundred twelfth.


/s/ James J. Hagerty
-----------------------------
Secretary of the Commonwealth
pjd


DSCB-21 (7-73)

                          COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE
                               CORPORATION BUREAU


                                               Filed this day of April 27 1988
                                               Commonwealth of Pennsylvania
                                               Department of State
                                               /s/ James J. Hagerty
                                               Secretary of the Commonwealth
                                                 (Box for Certification)

Articles of
Amendment--
Domestic Business Corporation

In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P.L.364) (15 P.S. SS.1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1. The name of the corporation is:

   Pennsylvania Manufacturers Corporation


2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

                             1021 West Eighth Avenue
                             -----------------------
                                (NUMBER) (STREET)

     King of Prussia                   Pennsylvania               19406
     --------------------------------------------------------------------
        (CITY)                                                  (ZIP CODE)


3. The statute by or under which it was incorporated is:

   Act of May 5, 1933, P.L. 364, as amended

4. The date of its incorporation is: February 23, 1982

5. (Check, and if appropriate, complete one of the following):

   /X/ The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

   Time: The 25th day of April, 1988

   Place: 925 Chestnut Street, Philadelphia, PA

   Kind and period of notice Written notice (proxy statement); 30 days

   / / The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6. At the time of the action of shareholders:

   (a) The total number of shares outstanding was:
       749,605 shares of Common Stock and 206,511 shares of Class A Common
       Stock.

   (b) The number of shares entitled to vote was:
       749,605 shares of Common Stock (entitled to cast ten votes per share) and 206,511 shares of Class A Common Stock (entitled to cast one vote per share).

7. In the action taken by the shareholders:

   (a) The number of shares voted in favor of the amendment was:
       652,403 shares of Common Stock and 184,675 shares of Class A Common
       Stock.

   (b) The number of shares voted against the amendment was:
       11,680 shares of Common Stock and 2,336 shares of Class A Common Stock.

8. The amendment adopted by the shareholders, set forth in full, is as follows:

   RESOLVED, that the first full paragraph of Article 5 of the Articles of Incorporation of Pennsylvania Manufacturers Corporation shall be amended and restated in its entirety as follows:

        5. The aggregate number of shares which the Corporation shall have authority to issue is: Ten Million (10,000,000) shares of Common Stock, $5.00 par value per share (the "Common Stock"), and Ten Million (10,000,000) shares of Class A Common Stock, $5.00 par value per share (the "Class A Common Stock").

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 25th day of April, 1988.

                                         PENNSYLVANIA MANUFACTURERS CORPORATION
                                         --------------------------------------
                                               (NAME OF CORPORATION)
Attest:

By: /s/ David L. Johnson                  By: /s/ Frederick W. Anton
    -------------------------------           ---------------------------------
          (SIGNATURE)                                   (SIGNATURE)

David L. Johnson, Secretary               Frederick W. Anton, III, President
-----------------------------------       -------------------------------------
     (TITLE; SECRETARY,                             (TITLE; PRESIDENT,
 ASSISTANT SECRETARY, ETC.)                        VICE PRESIDENT, ETC.)


(CORPORATE SEAL)


INSTRUCTIONS FOR COMPLETION OF FORM

A. Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB: 17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

B. Any necessary governmental approvals shall accompany this form.

C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

F. BCL Section 807 (15 P.S. Section 1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                          Commonwealth of Pennsylvania
                              Department of State
              To All to Whom These Presents Shall Come, Greeting:

         Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P.L. 364, as amended, the Department of State is authorized and required to issue a

                            CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law; and

         Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                     PENNSYLVANIA MANUFACTURERS CORPORATION

         Therefore, Know Ye, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

         Given under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 24th day of April in the year of our Lord one thousand nine hundred and eighty-nine and of the Commonwealth the two hundred thirteenth.


/s/ James J. Hagerty
-----------------------------
Secretary of the Commonwealth
cas


DSCB-21 (7-73)

                          COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE
                               CORPORATION BUREAU


                                               Filed this day of April 24 1989
                                               Commonwealth of Pennsylvania
                                               Department of State
                                               /s/ James J. Hagerty
                                               Secretary of the Commonwealth
                                                 (Box for Certification)

Articles of
Amendment--
Domestic Business Corporation


In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P.L.364) (15 P.S. SS.1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1. The name of the corporation is:

   Pennsylvania Manufacturers Corporation


2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

                             1021 West Eighth Avenue
                             -----------------------
                                (NUMBER) (STREET)

     King of Prussia                   Pennsylvania               19406
     --------------------------------------------------------------------
        (CITY)                                                  (ZIP CODE)


3. The statute by or under which it was incorporated is:

   Act of May 5, 1933, P.L. 364, as amended

4. The date of its incorporation is: February 23, 1982

5. (Check, and if appropriate, complete one of the following):

   /X/ The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

   Time: The 17th day of April, 1989

   Place: 925 Chestnut Street, Philadelphia, PA

   Kind and period of notice Written notice (proxy statement); 31 days

   / / The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6. At the time of the action of shareholders:

   (a) The total number of shares outstanding was:
       805,275 shares of Common Stock and 220,725 shares of Class A common
       Stock.

   (b) The number of shares entitled to vote was:
       805,275 shares of Common Stock (entitled to cast ten votes per share) and 220,725 shares of Class A Common Stock (entitled to cast one vote per share).

7. In the action taken by the shareholders:

   (a) The number of shares voted in favor of the amendment was:
       720,853 shares of Common Stock and 196,822 shares of Class A Common
       Stock.

   (b) The number of shares voted against the amendment was:
       10,000 shares of Common Stock and 2,000 shares of Class A Common Stock.

8. The amendment adopted by the shareholders, set forth in full, is as follows:

   RESOLVED, that the first full paragraph of Article 5 of the Articles of Incorporation of Pennsylvania Manufacturers Corporation shall be amended and restated in its entirety as follows:

        5. The aggregate number of shares which the Corporation shall have authority to issue is: Twenty Million (20,000,000) shares of Common Stock, $5.00 par value per share (the "Common Stock"), and Twenty Million (20,000,000) shares of Class A Common Stock, $5.00 par value per share (the "Class A Common Stock").

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 17th day of April, 1989.

                                         PENNSYLVANIA MANUFACTURERS CORPORATION
                                         --------------------------------------
                                               (NAME OF CORPORATION)
Attest:

By: /s/ David L. Johnson                  By: /s/ Frederick W. Anton
    -------------------------------           ---------------------------------
          (SIGNATURE)                                   (SIGNATURE)

David L. Johnson, Secretary               Frederick W. Anton, III, President
-----------------------------------       -------------------------------------
     (TITLE; SECRETARY,                             (TITLE; PRESIDENT,
 ASSISTANT SECRETARY, ETC.)                        VICE PRESIDENT, ETC.)


(CORPORATE SEAL)


INSTRUCTIONS FOR COMPLETION OF FORM

A. Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB: 17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

B. Any necessary governmental approvals shall accompany this form.

C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

F. BCL Section 807 (15 P.S. Section 1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION


         In compliance with the requirements of 15 Pa. C.S. ss. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is Pennsylvania Manufacturers Corporation

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) 1021 West Eighth Avenue     King of Prussia    Pennsylvania       19046      Montgomery
    ---------------------------------------------------------------------------------------
      Number and Street              City             State            Zip         County

(b) c/o:
         --------------------------------------------------------------------------------
         Name of Commercial Registered Office Provider                           County


For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: Act of Assembly approved May 5, 1933, P.S. 364

4. The date of its incorporation is: February 23, 1982

5. (Check, and if appropriate complete, one of the following):

    X The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

    __ The amendment shall be effective on _________________ at _______________
                                                Date                Hour

6. (Check one of the following):

    X The amendment was adopted by the shareholders (or members) pursuant to 15
      Pa.C.S. ss. 1914(a) and (b).

    __ The amendment was adopted by the board of directors pursuant to 15 Pa.
       C.S. ss. 1914(c).

7. (Check, and if appropriate complete, one of the following):

   __ The amendment adopted by the corporation, set forth in full, as follows:




  X The amendment adopted by the corporation as set forth in full in Exhibit A attached hereto and made a part hereof.

8. (Check if the amendment restates the Articles):

   __ The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

         IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 22nd day of April 1991.


                                       PENNSYLVANIA MANUFACTURERS CORPORATION
                                       ---------------------------------------
                                                 (Name of Corporation)

                                       BY:  /s/ Frederick W. Anton, III
                                            ----------------------------
                                               Frederick W. Anton, III

                                       TITLE: President
                                              -----------------

                                   EXHIBIT A

                          TO ARTICLES OF AMENDMENT OF

                     PENNSYLVANIA MANUFACTURERS CORPORATION

     The first full paragraph of Article 5 of the Articles of Incorporation of Pennsylvania Manufacturers Corporation is amended and restated to read in its entirety as follows:


                  "5. The aggregate number of shares which the Corporation shall have authority to issue is: Forty Million (40,000,000) shares of Common Stock, $5.00 par value per share (the "Common Stock"), and Forty Million (40,000,000) shares of Class A Common Stock, $5.00 par value per share (the "Class A Common Stock")."

                    STATEMENT OF CHANGE OF REGISTERED OFFICE


Indicate type of entity (check one)

_X_ Domestic Business Corporation (15 PA.C.S. ss. 1507)

___ Foreign Business Corporation (15 PA.C.S. ss. 4144)

___ Domestic Nonprofit Corporation (15 PA.C.S. ss. 5507)

___ Foreign Nonprofit Corporation (15 PA.C.S. ss. 6144)

___ Domestic Limited Partnership (15 PA.C.S. ss. 8506)

     In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is:
                                                         ----------------------
   Pennsylvania Manufacturers Corporation
   ----------------------------------------------------------------------------

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a) 1021 W. Eighth Avenue, King of Prussia     PA     19406      Montgomery
       ------------------------------------------------------------------------
       Number and Street           City          State    Zip         County

   (b) c/o:
           --------------------------------------------------------------------
           Name of Commercial Registered Office Provider              County

   For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b)):

   (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

       380 Sentry Parkway       Blue Bell         PA   19422-0754   Montgomery
       ------------------------------------------------------------------------
       Number and Street           City          State    Zip         County

   (b) The registered office of the corporation or limited partnership shall be provided by:

       c/o:
           --------------------------------------------------------------------
           Name of Commercial Registered Office Provider              County

   For a corporation or a limited partnership represented by a commercial registered office provider, the count in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

   IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer thereof this 14 day of September, 1974.
   ---        ---------    --


                                        Pennsylvania Manufacturers Corporation
                                       ----------------------------------------
                                       (Name of Corporation/Limited Partnership)


                                       BY: /s/ Robert Gaffney
                                           ------------------------------------
                                                     (Signature)

                                       TITLE: Secretary
                                              ---------------------------------

              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION


     In compliance with the requirements of 15 Pa.C.S. (section) 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is: Pennsylvania Manufacturers Corporation
                                     ------------------------------------------

-------------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a) The PMA Building, 380 Sentry Parkway   Blue Bell  PA  19422 Montgomery
        -----------------------------------------------------------------------
        Number and Street                         City   State  Zip    County

     (b) c/o  N/A
        -----------------------------------------------------------------------
        Name of Commercial Registered Office Provider                  County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.   The statute by or under which it was incorporated is: Act of May 5, 1934,
                                                           P.L. 364, as amended
                                                           --------------------

4.   The date of its  incorporation is: February 23, 1982
                                        ---------------------------------------

5.   (Check, and if appropriate complete, one of the following):

     X    The amendment shall be effective upon filing these Articles of
    ---   Amendment in the Department of State.

    ---   The amendment shall be effective on:               at
                                              --------------    ---------------
                                                   Date              Hour

6.   (Check one of the following):

     X    The amendment was adopted by the shareholders (or members) pursuant to
    ---   15 Pa.C.S. (section) 1914(a) and (b).

    --- The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. (section) 1914(c).

7.   (Check, and if appropriate, complete one of the following):

     X    The amendment adopted by the corporation, set forth in full,
    ---   as follows:
          Article 7, the full text of which is set forth in its entirety below, is hereby added to the Amended and Restated Articles of Incorporation of the Corporation:

     "7. Subchapters E, F, G, H, I and J of Chapter 25 and Sections 2538 and 2539 of Subchapter D of Chapter 25 of the Pennsylvania Business Corporation Law of 1988, as amended, shall not be applicable to the Corporation."

    --- The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8.   (Check if the amendment restates the Articles):

          The restated articles of Incorporation supercede the original --- Articles and all amendments thereto.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this
     25th      day of      June     , 1997.
-------------          ------------   ----


                            Pennsylvania Manufacturers Corporation
                            ----------------------------------------------------
                                       (Name of Corporation)

                            BY: /s/ Francis W. McDonnell
                                ------------------------------------------------
                                            (Signature)

                                    Francis W. McDonnell, Senior Vice President,
                            TITLE:  Chief Financial Officer and Treasurer
                                  ----------------------------------------------